EQ ADVISORS TRUSTSM

Multimanager Core Bond Portfolio

SUPPLEMENT DATED SEPTEMBER 17, 2025 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2025, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”) dated May 1, 2025, as supplemented. You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at https://equitable-funds.com.

Effective immediately, David Rogal of BlackRock Financial Management, Inc., no longer serves as a member of the team that is responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Multimanager Core Bond Portfolio. All references to David Rogal in the Summary Prospectus, Prospectus and SAI are deleted in their entirety.